Exhibit 10.2

                                SUBORDINATION AND
                             INTERCREDITOR AGREEMENT


         THIS SUBORDINATION AND INTERCREDITOR AGREEMENT ("AGREEMENT") is made to be effective as of March 30, 2001, by and between NATIONAL BANK OF CANADA, a Canadian chartered bank ("LENDER"), and MANTECH INTERNATIONAL CORPORATION, a New Jersey corporation ("SUBORDINATING CREDITOR").


                                    RECITALS

     GSE SYSTEMS, INC., a Delaware corporation ("GSE SYSTEMS"), GSE PROCESS SOLUTIONS, INC., a Delaware corporation, and GSE POWER SYSTEMS, INC., a Delaware corporation (together with GSE SYSTEMS, collectively, "BORROWERS"), have obtained various credit accommodations from the LENDER. SUBORDINATING CREDITOR, GP STRATEGIES CORPORATION, a Delaware corporation, GSE SYSTEMS INTERNATIONAL LTD., a Delaware corporation, MSHI, INC., a Virginia corporation, GSE ERUDITE SOFTWARE, INC., a Delaware corporation, GSE SERVICES COMPANY L.L.C., a Delaware limited liability company, GP INTERNATIONAL ENGINEERING & SIMULATION, INC., a Delaware corporation (collectively, "GUARANTORS"), have agreed to guarantee to the LENDER the repayment and performance of the subject credit accommodations. Hereafter, the BORROWERS and the GUARANTORS (other than the SUBORDINATING CREDITOR and GP STRATEGIES CORPORATION) are collectively referred to as the "OBLIGORS."

         The SUBORDINATING CREDITOR has extended, or has committed to extend, a loan to GSE SYSTEMS. The SUBORDINATING CREDITOR owns a substantial ownership interest in GSE SYSTEMS and derives substantial direct and indirect benefits from the credit facility extended by the LENDER to GSE SYSTEMS and the other BORROWERS.

         The LENDER is unwilling to continue to provide the requested credit accommodations to the BORROWERS unless the SUBORDINATING CREDITOR agrees to the terms and conditions of this AGREEMENT. In order to induce the LENDER to continue to extend the subject credit accommodations to the BORROWERS, the SUBORDINATING CREDITOR has agreed to be bound by the terms of this AGREEMENT.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

     Section 1. Definitions. In addition to the terms defined in the recitals hereto, the following terms shall have the following meanings for the purposes of this AGREEMENT:

     Section 1.1. Collection Action. The term "COLLECTION ACTION" means any of the following actions by the SUBORDINATING CREDITOR: (a) ask, demand, sue for, take or receive from or on behalf of any of the OBLIGORS, by set-off or in any other manner, the whole or any part of any monies which may now or hereafter be owing by any of the OBLIGORS to the SUBORDINATING CREDITOR on the SUBORDINATED DEBT; (b) initiate or participate with others in any suit, action or proceeding against any of the OBLIGORS to enforce payment of or to collect the whole or any part of the SUBORDINATED DEBT; (c) ask, demand, take or receive any security for any of the SUBORDINATED DEBT; or (d) initiate or participate with others in any action to realize upon any of the assets of any of the OBLIGORS. The mere acceleration of the SUBORDINATED DEBT by the SUBORDINATING CREDITOR shall not in and of itself constitute a COLLECTION ACTION, provided that the SUBORDINATING CREDITOR does not institute, pursue or take any enforcement or collection actions with respect thereto, including without limitation the institution of any proceedings to collect or realize upon the SUBORDINATED DEBT or against any of the OBLIGORS or the assets of any of the OBLIGORS, or require that payments be made as a result of such acceleration.

     Section 1.2. Default. The term "DEFAULT" has the meaning given that term in the LOAN AND SECURITY AGREEMENT.

     Section 1.3. Event Of Default. The term "EVENT OF DEFAULT" has the meaning given that term in the LOAN AND SECURITY AGREEMENT.

     Section 1.4. Lender's Documents. The term "LENDER'S DOCUMENTS" means the LOAN AND SECURITY AGREEMENT and all documents and writings defined therein as the "LOAN DOCUMENTS."

     Section 1.5. Loan And Security Agreement. The term "LOAN AND SECURITY AGREEMENT" means the Loan And Security Agreement dated March 23, 2000, by and between the LENDER and the BORROWERS, as amended.

     Section 1.6. Senior Debt. The term "SENIOR DEBT" means all indebtedness, obligations and liabilities (including interest accruing on such debt after any of the BORROWERS or GUARANTORS becomes subject to a bankruptcy proceeding, whether or not such interest is enforceable against such BORROWER or GUARANTOR or recoverable against the bankruptcy estate) now or hereafter owed by any of the BORROWERS or GUARANTORS to the LENDER, whether absolute or contingent, direct or indirect, joint or several, contemplated or uncontemplated, secured or unsecured, including but not limited to all principal, interest, fees, charges, reimbursements, advancements, escrows, overdrafts, and other indebtedness, and all "OBLIGATIONS," as such term is defined in the LOAN AND SECURITY AGREEMENT, and all obligations and duties of indemnification, reimbursement, suretyship, or guaranty, and any replacements, renewals or refinancings thereof.

     Section 1.7. Subordinated Debt. The term "SUBORDINATED DEBT" means all indebtedness, obligations and liabilities now or hereafter owed by any of the OBLIGORS to the SUBORDINATING CREDITOR under or in connection with the SUBORDINATED NOTE or any of the SUBORDINATING CREDITOR'S DOCUMENTS, and any replacements, renewals, or refinancing thereof, whether absolute or contingent, direct or indirect, joint or several, contemplated or uncontemplated, secured or unsecured.

     Section 1.8. Subordinated Note. The term "SUBORDINATED NOTE" means the Replacement Promissory Note dated March 30, 2001, in the originally stated principal amount of Two Million One Hundred Thousand Dollars ($2,100,000.00) from GSE SYSTEMS, as the maker thereof, which is payable to the order of the SUBORDINATING CREDITOR.

     Section 1.9. Subordinating Creditor's Documents. The term "SUBORDINATING CREDITOR'S DOCUMENTS" means all documents, writings, or instruments evidencing, securing or otherwise documenting the whole or any part of the SUBORDINATED DEBT, and all amendments, modifications, replacements and substitutions thereto. Without limitation of the foregoing, such term shall include the SUBORDINATED NOTE.

     Section 1.10. Subordination Notice. The term "SUBORDINATION NOTICE" means the providing by the LENDER to the SUBORDINATING CREDITOR of written notice of the occurrence of a DEFAULT or an EVENT OF DEFAULT.

         Section 2. Subordination; Standby. The SUBORDINATING
CREDITOR agrees that payment of the SUBORDINATED DEBT is expressly subordinated to the prior and indefeasible payment in full in cash of all SENIOR DEBT, upon the terms and subject to the conditions contained in this AGREEMENT. Except as expressly authorized pursuant to Section 3 of this AGREEMENT, the SUBORDINATING CREDITOR will not take any COLLECTION ACTION unless and until the SENIOR DEBT has been fully and indefeasibly paid in full in cash and there is no obligation, commitment or agreement under which the LENDER is required to or may make loans or provide other financial accommodations to or for the benefit of any of the OBLIGORS; provided, however, that nothing in this Section 2 shall limit or restrict the SUBORDINATING CREDITOR from filing a claim (or taking any action necessary to achieve allowance of its claim) or, subject to the prior written consent of the LENDER, otherwise preserving its rights, if any of the OBLIGORS shall be the subject of a bankruptcy proceeding not commenced by SUBORDINATING CREDITOR. Any liens, security interests, mortgages, pledges of or into any of the assets of any of the OBLIGORS in favor of or for the benefit of the SUBORDINATING CREDITOR, both now existing or arising in the future are hereby expressly made subordinate and junior in priority and right of enforcement to any liens, security interests, mortgages or pledges of or into any of the assets of any of the OBLIGORS both now existing or arising in the future, securing any of the SENIOR DEBT, regardless of the record priority or dates of any public filings or documents pertaining thereto or whether any or all of the security interests and liens securing any of the SENIOR DEBT are unperfected or avoidable. The SUBORDINATING CREDITOR represents and warrants that, as of the date hereof, the SUBORDINATED DEBT is unsecured. This subordination provision shall apply with respect to all of the SENIOR DEBT, regardless of how or in what manner the SENIOR DEBT is incurred, or whether the SENIOR DEBT has already been incurred or may be incurred in the future by future advances or other financial accommodations made or extended by the LENDER, or whether such future advances or other financial accommodations are made at the discretion of the LENDER under the LENDER'S DOCUMENTS or pursuant to commitment or otherwise. If the SUBORDINATING CREDITOR in violation of this AGREEMENT shall attempt any COLLECTION ACTION, any of the OBLIGORS or the LENDER may interpose as a defense or plea the making of this AGREEMENT and the LENDER may intervene and interpose such defense in its name or in the name of any of the OBLIGORS, and any of the OBLIGORS or the LENDER may by virtue of this AGREEMENT restrain the enforcement thereof in the name of any of the OBLIGORS or the LENDER.

         Section 3. Permitted Payments. Notwithstanding the provisions of Section 2 of this AGREEMENT, until the LENDER has delivered to the SUBORDINATING CREDITOR a SUBORDINATION NOTICE, GSE SYSTEMS may pay to the SUBORDINATING CREDITOR, and the SUBORDINATING CREDITOR may accept or receive from GSE SYSTEMS the following payments, provided that the making of such payments by or on behalf of GSE SYSTEMS will not result in a DEFAULT or an EVENT OF DEFAULT:

         (a) Beginning on July 1, 2001, GSE SYSTEMS may pay to the SUBORDINATING CREDITOR regularly scheduled payments of accrued interest provided for under the SUBORDINATED NOTE when and as the same become due under the terms set forth in the SUBORDINATED NOTE (but without giving effect to any amendment or modification thereof which would have the effect of increasing the amount of any such payment or accelerating the due dates of such payments unless the LENDER has given its prior written consent thereto);

         (b) Beginning on April 1, 2004, GSE SYSTEMS may pay to the SUBORDINATING CREDITOR regularly scheduled payments of principal provided for under the SUBORDINATED NOTE when and as the same become due under the terms set forth in the SUBORDINATED NOTE (but without giving effect to any amendment or modification thereof which would have the effect of increasing the amount of any such payment or accelerating the due dates of any such payments, unless the LENDER has given its prior written consent thereto).

         (c) GSE SYSTEMS may pay to the SUBORDINATING CREDITOR payments of other sums and charges provided for under the SUBORDINATED NOTE with the prior written consent of the LENDER.

Upon the giving of a SUBORDINATION NOTICE by the LENDER to the SUBORDINATING CREDITOR, the absolute subordination and standby provisions of Section 2 shall govern and control and the SUBORDINATING CREDITOR shall not be entitled to receive any payments upon the SUBORDINATED DEBT until the date the LENDER provides the SUBORDINATING CREDITOR with written notice that there are no currently existing DEFAULTS or EVENTS OF DEFAULT. Within ten (10) calendar days after all DEFAULTS and EVENTS OF DEFAULT have been either expressly waived by the LENDER in writing or are cured to the LENDER'S satisfaction, the LENDER shall provide written notice thereof to the SUBORDINATING CREDITOR.

         Section 4.  Subordinated Indebtedness Owed Only to
Subordinating Creditor. The SUBORDINATING CREDITOR warrants and represents to the LENDER that: (a) no person or entity owns an interest or any right of any kind in or to the SUBORDINATED DEBT, the SUBORDINATING CREDITOR'S DOCUMENTS, or the liens securing the SUBORDINATED DEBT (whether as joint holder of the SUBORDINATED DEBT, participant, assignee, pledgee or otherwise), other than the SUBORDINATING CREDITOR and First Union Commercial Corporation, as Agent, which is the holder of a blanket security interest in all of the existing and future assets of the SUBORDINATING CREDITOR as security for a syndicated credit facility provided by First Union Commercial Corporation and other lenders to the SUBORDINATING CREDITOR (and provided, however, First Union Commercial Corporation, as Agent under such credit facility, has been notified that the SUBORDINATED NOTE is subject to this AGREEMENT and has acknowledged same; and
(b) the entire SUBORDINATED DEBT is owing solely to the SUBORDINATING CREDITOR. The SUBORDINATING CREDITOR acknowledges that the LENDER is relying upon the above-stated representations and warranties of the SUBORDINATING CREDITOR and that the LENDER would not continue to extend SENIOR DEBT to the BORROWERS without obtaining such representations and warranties from the SUBORDINATING CREDITOR and without the belief that the representations and warranties were true, accurate and complete in all respects.

         Section 5. Priority On Distribution. In the event of any distribution, division, or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets of any of the OBLIGORS or of any readjustment of the obligations and indebtedness of any of the OBLIGORS, whether by reason of liquidation, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding involving the readjustment of the indebtedness of any of the OBLIGORS, or of the sale of any assets of any of the OBLIGORS, then, and in any such event, all of such distributions or proceeds in respect of the SUBORDINATED DEBT shall be made to the LENDER until all SENIOR DEBT is paid and satisfied in full.

         Section 6. Payments Or Distributions Received By Subordinating Creditor. Except as to payments or distributions which the SUBORDINATING CREDITOR is permitted to accept or receive pursuant to Section 3 hereof, should any payment or distribution be received by the SUBORDINATING CREDITOR upon or with respect to the SUBORDINATED DEBT prior to the satisfaction of all SENIOR DEBT, the SUBORDINATING CREDITOR shall receive and hold the same in trust, as trustee, for the benefit of the LENDER and shall forthwith deliver the same to the LENDER in precisely the same form received (except for the endorsement or assignment of the SUBORDINATING CREDITOR where necessary) for application on the SENIOR DEBT, due or not due, and until so delivered, the same shall be held in trust by the SUBORDINATING CREDITOR as the property of the LENDER, and shall not be commingled with other funds or property of the SUBORDINATING CREDITOR.

         Section 7. Insolvency Proceedings. The SUBORDINATING CREDITOR may not commence or join with any other creditor in commencing any bankruptcy, reorganization or insolvency proceedings with respect to any of the OBLIGORS, unless the SENIOR DEBT has been fully satisfied; provided, however, that nothing in this Section 7 shall limit or restrict the SUBORDINATING CREDITOR from filing a claim (or taking any action necessary to achieve allowance of its claim) or, subject to the prior written consent of the LENDER, otherwise preserving its rights, if any of the OBLIGORS shall be the subject of a bankruptcy proceeding not commenced or joined by the SUBORDINATING CREDITOR. Any payments with respect to the SUBORDINATED DEBT received by the SUBORDINATING CREDITOR during any bankruptcy or insolvency proceedings and prior to payment in full of the SENIOR DEBT shall be held by the SUBORDINATING CREDITOR in trust for and turned over to the LENDER for application to the SENIOR DEBT.

         Section 8.  Disposition Of Assets Of Obligors.  The
SUBORDINATING CREDITOR agrees that any disposition by the LENDER of the assets of any of the OBLIGORS, whether by collection, sale, or other manner of liquidation, shall be conclusively presumed to be commercially reasonable and may not be challenged or contested by the SUBORDINATING CREDITOR. In this regard and without limiting the foregoing, the LENDER may (a) use such means of collection and exercise such diligence with respect thereto as the LENDER, in its discretion, deems appropriate under the circumstances, and (b) enter into such compromise with and give such releases and acquittances to account debtors or other obligors on any of the OBLIGORS' receivables, without obtaining the agreement or concurrence of or giving prior notice to the SUBORDINATING CREDITOR, and the SUBORDINATING CREDITOR hereby waives all right to require that its agreement or consent be obtained or that it be given notice.

         Section 9. Release Of Liens By Subordinating Creditor. The SUBORDINATING CREDITOR agrees that in the event of any sale or other disposition of any of the assets of any of the OBLIGORS, whether by any of the OBLIGORS or by the LENDER, if the LENDER agrees to such sale or other disposition and releases its liens thereon, the SUBORDINATING CREDITOR shall: (a) be deemed ipso facto to have released and terminated its liens thereon; (b) have no right to object to the sale or other disposition of such assets or withhold or delay its consent, if such consent is required for the sale or other disposition of such assets; and (c) at the request of the LENDER, provide all necessary releases or terminations of security interests and liens held by the SUBORDINATING CREDITOR necessary in order to accomplish such sale or other disposition free and clear of all security interests and liens of the SUBORDINATING CREDITOR, all without any consideration or payment to the SUBORDINATING CREDITOR, unless the proceeds from such sale are applied to repay the SENIOR DEBT in full, in which event any proceeds in excess of the amount used to repay the SENIOR DEBT in full shall be paid to the SUBORDINATING CREDITOR if the SUBORDINATING CREDITOR had a security interest or lien in such assets subject only to the prior security interest or lien of the LENDER and such proceeds are not required by applicable law to be paid to any other party.

         Section 10.  Additional Covenants Of Subordinating Creditor.
Until all of the SENIOR DEBT has been paid, the SUBORDINATING CREDITOR shall not permit any of the following to occur: (a) the SUBORDINATING CREDITOR shall not take or permit any action prejudicial to or inconsistent with LENDER'S priority position over the SUBORDINATING CREDITOR that is created by this AGREEMENT; and
(b) without the prior written consent of the LENDER, the SUBORDINATING CREDITOR shall not extend any loans or credit accommodations (other than forgiveness of some or all of the indebtedness evidenced by the SUBORDINATED NOTE for the benefit of the OBLIGORS) to any of the OBLIGORS after the date hereof, or receive or take any security interests, liens or pledges. The LENDER hereby consents to the loan to GSE SYSTEMS as described in the specific SUBORDINATING CREDITOR'S DOCUMENTS which are listed by title in Section 1.9 of this AGREEMENT.

         Section 11. Default. The SUBORDINATING CREDITOR shall provide the LENDER with immediate notice of the occurrence of any defaults under the SUBORDINATING CREDITOR'S DOCUMENTS. Upon receipt by the LENDER of such written notice of default from the SUBORDINATING CREDITOR, the LENDER shall automatically be deemed to have given a SUBORDINATION NOTICE to the SUBORDINATING CREDITOR.

         Section 12. Instrument Legend. The SUBORDINATING CREDITOR agrees that the SUBORDINATED NOTE, and any renewals or replacements thereof, and all security agreements, pledges, and other security documents which secure the SUBORDINATED DEBT will on the date hereof be inscribed with the following legend:

     THIS INSTRUMENT AND ALL RIGHTS OF THE PARTIES HEREUNDER ARE SUBJECT TO AND GOVERNED BY THE TERMS AND CONDITIONS OF A SUBORDINATION AND INTERCREDITOR AGREEMENT DATED MARCH 30, 2001, BY AND BETWEEN MANTECH INTERNATIONAL CORPORATION AND NATIONAL BANK OF CANADA. WITHOUT LIMITATION OF THE FOREGOING, ALL RIGHTS OF PAYMENT, LIEN RIGHTS, AND ENFORCEMENT RIGHTS OF THE HOLDER OF THIS INSTRUMENT, ARE EXPRESSLY SUBORDINATED AND SUBJECT TO THE RIGHTS OF NATIONAL BANK OF CANADA AS PROVIDED IN THE SUBORDINATION AND INTERCREDITOR AGREEMENT.

The SUBORDINATING CREDITOR agrees to execute and deliver UCC-3 statements, and such other filings as the LENDER may reasonably require to reflect in the public records the subordination of the liens securing the SUBORDINATED NOTE to the liens of the LENDER securing the SENIOR DEBT.

         Section 13.  Assignees Bound By This Agreement. The
SUBORDINATING CREDITOR agrees that in the event that the SUBORDINATING CREDITOR assigns any interest in the SUBORDINATED DEBT or the SUBORDINATING CREDITOR'S DOCUMENTS, any assignee thereof shall take subject to the terms and conditions of this AGREEMENT and shall be bound by each and every term contained herein. The SUBORDINATING CREDITOR agrees to advise any proposed assignee of the SUBORDINATED DEBT of the terms and conditions of this AGREEMENT and that such assignee's rights in the SUBORDINATED DEBT shall be subject to the terms of this AGREEMENT.

         Section 14. Subrogation. After all of the SENIOR DEBT has been paid in full and until the SUBORDINATED DEBT has been paid in full, the SUBORDINATING CREDITOR shall be subrogated to the rights of the LENDER to receive distributions with respect to the SENIOR DEBT, to the extent that distributions otherwise payable to the SUBORDINATING CREDITOR have been applied to the payment of the SENIOR DEBT in accordance with the provisions of this AGREEMENT. As between GSE SYSTEMS and the SUBORDINATING CREDITOR, a distribution applied to the payment of the SENIOR DEBT in accordance with the provisions of this AGREEMENT which otherwise would have been made to the SUBORDINATING CREDITOR shall not be deemed a payment by GSE SYSTEMS on the SUBORDINATED DEBT, it being understood that the subordination provisions of this AGREEMENT are intended solely for the purpose of defining the relative rights of the SUBORDINATING CREDITOR, on the one hand, and the LENDER, on the other hand, and nothing contained in this AGREEMENT shall impair the obligations of GSE SYSTEMS, which are absolute and unconditional, to pay to the SUBORDINATING CREDITOR the SUBORDINATED DEBT as and when the same shall become due and payable in accordance with its terms, except as such obligation is modified by the rights confirmed hereunder in favor of the LENDER, or affect the relative rights of the SUBORDINATING CREDITOR and the creditors of GSE SYSTEMS other than the LENDER. The LENDER shall have no obligation or duty to protect the SUBORDINATING CREDITOR'S right of subrogation and shall have no liability to the SUBORDINATING CREDITOR for any loss or impairment of the SUBORDINATING CREDITOR'S subrogation rights.

         Section 15.  Term.  This  AGREEMENT  shall
constitute a continuing agreement between the SUBORDINATING CREDITOR and the LENDER, and the LENDER may continue, without notice to the SUBORDINATING CREDITOR, to lend monies, extend credit and make other accommodations to or for the account of any of the OBLIGORS in reliance upon the provisions of this AGREEMENT. This AGREEMENT shall be irrevocable by the SUBORDINATING CREDITOR until all of the SENIOR DEBT shall have been paid and fully satisfied and all financing arrangements between any of the OBLIGORS and the LENDER pursuant to the LENDER'S DOCUMENTS have been terminated in writing, or until the SUBORDINATED DEBT shall have been paid and fully satisfied, whichever first occurs. This AGREEMENT and the obligations of the SUBORDINATING CREDITOR under this AGREEMENT shall continue to be effective, or be reinstated, as the case may be, if at any time any payment in respect of the SENIOR DEBT is rescinded or must otherwise be restored or returned by LENDER by reason of any bankruptcy, reorganization, arrangement, composition or similar proceeding or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar official for any of the OBLIGORS or any substantial part of its property, or otherwise, all as though such payment had not been made.

         Section 16.  Waivers of Subordinating Creditor. All of the
SENIOR DEBT shall be deemed to have been made or incurred in reliance upon this AGREEMENT, and the SUBORDINATING CREDITOR expressly waives all notice of the acceptance by the LENDER of the subordination and other provisions of this AGREEMENT, notice of the incurring of SENIOR DEBT from time to time under the LENDER'S DOCUMENTS and all other notices not specifically required pursuant to the terms of this AGREEMENT or by law, and the SUBORDINATING CREDITOR expressly waives reliance by the LENDER upon the subordination and other agreements as herein provided. The SUBORDINATING CREDITOR agrees that the LENDER has made no warranties or representations with respect to the due execution, legality, validity, completeness or enforceability of the LENDER'S DOCUMENTS or the collectibility of the SENIOR DEBT, and that the LENDER shall be entitled to manage and supervise the SENIOR DEBT in accordance with applicable law and its usual practices, modified from time to time as the LENDER may deem appropriate under the circumstances.

         Section 17. Actions Permitted Lender. The LENDER may extend, modify, or renew all or any part of the SENIOR DEBT, release any surety or security, obtain additional security or exercise any other right or make additional loans to any of the OBLIGORS, all without any notice to or consent by the SUBORDINATING CREDITOR and without in any way impairing or altering the LENDER'S rights with respect to the SUBORDINATED DEBT. The SUBORDINATING CREDITOR hereby waives all diligence in collection of the SENIOR DEBT or in the protection or perfection of any security interest or lien the LENDER may have in the assets of any of the OBLIGORS. The LENDER may from time to time, whether before or after any discontinuance of this AGREEMENT and without notice to any of the OBLIGORS or the SUBORDINATING CREDITOR, assign or transfer all or any part of the SENIOR DEBT or any interest therein and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such SENIOR DEBT shall be and remain SENIOR DEBT for purposes of this AGREEMENT and every assignee or transferee and successive assignee or transferee of any of the SENIOR DEBT or any interest therein shall, to the extent of the interest of such assignee or transferee in the SENIOR DEBT, be entitled to the benefits of this AGREEMENT as if such assignee or transferee were the LENDER; provided, however, that unless the LENDER shall otherwise consent in writing, the LENDER shall have and retain an unimpaired right prior and superior to that of any such assignee or transferee, of this AGREEMENT for the benefit of the LENDER as to such part of the SENIOR DEBT that the LENDER has not assigned or transferred.

         Section 18. Waivers of Lender. No waiver shall be deemed to be made by the LENDER of any of its rights hereunder, unless the same shall be in writing signed on behalf of the LENDER, and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the LENDER in any other respect at any other time.

         Section 19. Notices. Any notice required or permitted by or in connection with this AGREEMENT shall be in writing and shall be made by facsimile (confirmed on the date the facsimile is sent by one of the other methods of giving notice provided for in this Section) or by hand delivery, by Federal Express, or other similar overnight delivery service, or by certified mail, unrestricted delivery, return receipt requested, postage prepaid, addressed to the LENDER or the SUBORDINATING CREDITOR at the appropriate address set forth below or to such other address as may be hereafter specified by written notice by the LENDER or the SUBORDINATING CREDITOR. Notice shall be considered given as of the date of the facsimile or the hand delivery, one (1) calendar day after delivery to Federal Express or similar overnight delivery service, or three (3) calendar days after the date of mailing, independent of the date of actual delivery or whether delivery is ever in fact made, as the case may be, provided the giver of notice can establish the fact that notice was given as provided herein. If notice is tendered pursuant to the provisions of this Section and is refused by the intended recipient thereof, the notice, nevertheless, shall be considered to have been given and shall be effective as of the date herein provided.

         If to the LENDER:

                  NATIONAL BANK OF CANADA 125 West 55th Street New York, New York 10019

                  And

                  c/o NATIONAL BANK OF CANADA
                  401 E. Pratt Street, Suite 631
                  Baltimore, Maryland 21202
                  Attn: Robert A. Incorvati, Vice President
                  Facsimile: (410) 837-8359

         If to the SUBORDINATING CREDITOR:

                  MANTECH INTERNATIONAL CORPORATION
                  12015 Lee Jackson Highway, 8th Floor
                  Fairfax, Virginia 22033
                  Attn.:   Tracy A. Wilson, Assistant Secretary
                  Fax No.:  (703) 218-8296

         With Courtesy Copies To:

                  GOLDEN & NELSON, PLLC
                  8285 Highglade Court
                  Millersville, Maryland 21108
                  Attn.: Hedy L. Nelson, Esquire
                  Facsimile No.:  (410) 729-2246

                  and

                  DICKSTEIN SHAPIRO MORIN & OSHINSKY
                  2101 L Street, N.W.
                  Washington, D.C.  20037-1526
                  Attn: Matthew S. Bergman, Esq.
                  Facsimile No.: (202) 887-0689

The failure of the LENDER to send any or all of the above courtesy copies shall not impair the effectiveness of notice given to the SUBORDINATING CREDITOR in the manner provided herein.

     Section 20. Choice Of Law. The laws of the State of New York (excluding, however, conflict of law principles) shall govern and be applied to determine all issues relating to this AGREEMENT and the rights and obligations of the parties hereto, including the validity, construction, interpretation, and enforceability of this AGREEMENT and its various provisions and the consequences and legal effect of all transactions and events which resulted in the execution of this AGREEMENT or which occurred or were to occur as a direct or indirect result of this AGREEMENT having been executed.

         Section 21.  Consent To  Jurisdiction;  Agreement As To
Venue. The SUBORDINATING CREDITOR irrevocably consents to the non-exclusive jurisdiction of the courts of the State of New York and the State of Maryland and of the United States District Court For The Southern District Of New York and for the District of Maryland, if a basis for federal jurisdiction exists. The SUBORDINATING CREDITOR agrees that venue shall be proper in any circuit court of the State of New York or the State of Maryland selected by the LENDER or in the United States District Court For The Southern District of New York or for the District Of Maryland if a basis for federal jurisdiction exists and waives any right to object to the maintenance of a suit in any of the state or federal courts of the State of New York or the State of Maryland on the basis of improper venue or of inconvenience of forum.

     Section 22. Parties. This AGREEMENT shall be binding upon, and inure to the benefit of, the SUBORDINATING CREDITOR and the LENDER and their respective successors and assigns. The term "OBLIGORS" as used herein shall also refer to the successors and assigns of any of the OBLIGORS, including, without limitation, a receiver, trustee, custodian or debtor-in-possession.

     Section 23. Section Titles. The section titles contained in this AGREEMENT are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

     Section 24. Authority. The SUBORDINATING CREDITOR represents and warrants to the LENDER that it has authority to enter into this AGREEMENT and that the person signing for it is authorized and directed to do so.

     Section 25. Entire Agreement. This AGREEMENT constitutes and expresses the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, whether express or implied, oral or written. Neither this AGREEMENT nor any portion or provision hereof may be changed, waived or amended orally or in any manner other than by an agreement in writing signed by the LENDER and the SUBORDINATING CREDITOR.

     Section 26. Additional Documentation. The SUBORDINATING CREDITOR shall execute and deliver to the LENDER such further instruments and shall take such further action as the LENDER may at any time or times reasonably request in order to carry out the provisions and intent of this AGREEMENT.

     Section 27. Defects Waived. This AGREEMENT is effective notwithstanding any defect or voidability in the validity or enforceability of any instrument or document evidencing the SENIOR DEBT.

     Section 28. Severability. The provisions of this AGREEMENT are independent of and separable from each other. If any provision hereof shall for any reason be held invalid or unenforceable, it is the intent of the parties that such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, and that this AGREEMENT shall be construed as if such invalid or unenforceable provision had never been contained herein.

     Section 29. Execution In Counterparts; Delivery Via Facsimile. This AGREEMENT may be executed and delivered by the parties hereto in counterparts. Signatures to this AGREEMENT may be delivered via facsimile with each such signature so delivered to be of the same force and effect as if such signature were an original signature affixed by the signatory thereof to this AGREEMENT.

     Section 30. Waiver Of Trial By Jury. Each party to this AGREEMENT agrees that any suit, action, or proceeding, whether claim or counterclaim, brought or instituted by either party hereto or any successor or assign of any party on or with respect to this AGREEMENT or which in any way relates, directly or indirectly, to the dealings of the parties with respect thereto, shall be tried only by a court and not by a jury. EACH PARTY HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION, OR PROCEEDING.

                         [SIGNATURES BEGIN ON NEXT PAGE]

         IN WITNESS WHEREOF, this AGREEMENT has been duly executed by the parties hereto as of the day and year first above written.

WITNESS/ATTEST                              SUBORDINATING CREDITOR:

                                              MANTECH INTERNATIONAL CORPORATION,



                                        By:                             (SEAL)
                                        Name:
                                        Title:
                                        Date:     March ___, 2001

                                     LENDER:

                                                     NATIONAL BANK OF CANADA

                                         By:                             (SEAL)

                                               Robert A. Incorvati,
                                               Vice President


                                         By:                              (SEAL)

                                                James P. Sierakowski,
                                                Vice President

                                               Date:     March _____, 2001


                          [CONTINUED ON FOLLOWING PAGE]

                    ACKNOWLEDGMENT AND AGREEMENT OF OBLIGORS

         Each of the OBLIGORS does hereby accept and acknowledge receipt of a copy of the foregoing AGREEMENT, and agrees that it will not pay any of the SUBORDINATED DEBT, except as expressly permitted by the terms of the AGREEMENT, or grant any liens to secure the SUBORDINATED DEBT.

         Each of the OBLIGORS hereby irrevocably and unconditionally authorizes the LENDER and the SUBORDINATING CREDITOR, without any further notice to or consent from the OBLIGORS, to exchange and disclose to the other from time to time such information about the businesses, financial affairs, operations, and status of collateral and credit facilities of the OBLIGORS as the LENDER and the SUBORDINATING CREDITOR elect to exchange.

         IN WITNESS WHEREOF, the undersigned have caused this Acknowledgment And Agreement to be duly executed as of the day and year first above written.

WITNESS/ATTEST:                             OBLIGORS:

                                            GSE SYSTEMS, INC.


________________________________    By:     ______________________________(SEAL)
                                              Jeffery G. Hough,
                                               Senior Vice President

                                             Date:     March ____, 2001

                                             GSE PROCESS SOLUTIONS, INC.


_______________________________     By:     ______________________________(SEAL)
                                             Jeffery G. Hough,
                                             Senior Vice President
                                             Date:     March _____, 2001


                                           GSE POWER SYSTEMS, INC.


________________________________    By:     ______________________________(SEAL)
                                           Jeffery G. Hough,
                                           Senior Vice President

                                           Date:     March _____, 2001

                                        GP STRATEGIES CORPORATION


______________________________      By:     ______________________________(SEAL)
                                           Name : ______________________,
                                           Title:    ______________________

                                           Date:     March _____, 2001


                                        GSE SYSTEMS INTERNATIONAL LTD.


______________________________      By:     ______________________________(SEAL)
                                           Jeffery G. Hough,
                                           Senior Vice President

                                           Date:     March _____, 2001


                                        MSHI, INC.


______________________________      By:     ______________________________(SEAL)
                                            Jeffery G. Hough,
                                            Senior Vice President

                                           Date:     March ____, 2001


                                          GSE ERUDITE SOFTWARE, INC.


______________________________      By:     ______________________________(SEAL)
                                            Jeffery G. Hough,
                                            Senior Vice President

                                            Date:     March ____, 2001

                                         GSE SERVICES COMPANY L.L.C.


______________________________      By:     ______________________________(SEAL)
                                           Jeffery G. Hough,
                                           Secretary

                                           Date:     March ____, 2001

                                           GP INTERNATIONAL ENGINEERING
                                                      & SIMULATION, INC.


_______________________________     By:     ______________________________(SEAL)
                                            Jeffery G. Hough,
                                            Senior Vice President

                                            Date:     March ____, 2001